UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Hinge Health, Inc.
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Notice of 2026 Annual Meeting of Stockholders
To be held at 9:00 a.m. Pacific Time on Wednesday, June 3, 2026
Dear Stockholders of Hinge Health, Inc.:
We invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Hinge Health, Inc., a Delaware corporation, which will be held virtually on Wednesday, June 3, 2026 at 9:00 a.m. Pacific Time. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/HNGE2026, where you will be able to listen to the meeting live and vote your shares online during the meeting, just as you would at an in-person meeting. We believe that a virtual stockholder meeting makes it easier for stockholders to attend and participate fully and equally in the Annual Meeting.
We will hold the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement (the “Proxy Statement”):
1.To elect Teddie Wardi and Tyler Sloat, the nominees for Class I directors, to serve until our 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, retirement or removal; and
2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.
We will also consider any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof. At this time, we are not aware of any other matters to be submitted for consideration at the Annual Meeting.
Our Board of Directors has fixed the close of business on April 10, 2026 as the record date for the Annual Meeting. Only stockholders of record on April 10, 2026 are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available upon request for examination by any stockholder, during ordinary business hours at our headquarters, for any purpose relating to the Annual Meeting for a period of ten (10) days ending the day before the Annual Meeting date. Further information regarding voting rights, the matters to be voted upon and instructions to attend the Annual Meeting is presented in the Proxy Statement.
The Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) is first being mailed on or about April 17, 2026 to all stockholders entitled to vote at the Annual Meeting. You will be asked to enter the 16-digit control number located on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials to attend the Annual Meeting.

Every stockholder vote is important. Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by internet, telephone or mail to ensure your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting. Returning the proxy does not affect your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. For additional instructions on attending the Annual Meeting or voting your shares, please refer to the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” in the Proxy Statement.
Thank you for your ongoing support and continued interest in Hinge Health.
By Order of the Board of Directors,
Daniel A. Perez
Chief Executive Officer and Co-Founder
San Francisco, California
April 17, 2026
Important Notice Regarding Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and our Annual Report are available at www.proxyvote.com.

Proxy Statement for 2026 Annual Meeting of Stockholders

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. In this Proxy Statement, we refer to Hinge Health, Inc., a Delaware corporation, and, where appropriate, its subsidiaries, taken as a whole, as “Hinge Health,” “we,” “us,” or “our” and the board of directors of Hinge Health as the “Board of Directors.”
Information about our 2026 Annual Meeting of Stockholders
Date and Time: Wednesday, June 3, 2026 at 9:00 a.m. Pacific Time.
Location: The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/HNGE2026, where you will be able to listen to the meeting live and vote your shares online during the meeting.
Record Date: April 10, 2026. Holders of our Class A common stock, Class B common stock and Series E preferred stock as of the close of business on the Record Date may vote at the Annual Meeting. Our Class A common stock and Class B common stock are collectively referred to in this Proxy Statement as our “common stock.” See the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” for additional information.
Voting Matters and Board of Directors Recommendations

	Proposals	Board of Directors Recommendation	Page Numbers for Additional Information
1	Election of Class I Directors	FOR ALL	17
2	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	18
We will also transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Governance and Board of Directors Highlights
We are committed to sound corporate governance, which strengthens the accountability of our Board of Directors and promotes the long-term interests of our stockholders. The list below highlights some of our corporate governance practices, as discussed further in this Proxy Statement.
•A majority of our directors are independent.
•All committees of the Board of Directors are 100% composed of independent directors.
•We have comprehensive risk oversight practices, including for cybersecurity, information technology, financial, enterprise and compensation matters, as well as other critical evolving areas.
•Independent directors conduct regular executive sessions.
•Directors have regular access to management and maintain open communication channels and strong working relationships among themselves.
•We conduct annual self-evaluations of the Board of Directors and committees of the Board of Directors.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Hinge Health is strongly committed to sound corporate governance practices. These practices provide an important framework within which our Board of Directors and management can pursue our strategic objectives with a view to enhancing long-term value for our stockholders.
The following table includes information regarding the Class I nominees for election at the Annual Meeting and our other directors who will continue in office after the Annual Meeting, including their age, independence, position and the date since which they have served on the Board of Directors, each as of April 10, 2026.

Name	Age	Class	Independent	Position	Director Since

Nominees for Director
Teddie Wardi(1)(2)(3)	41	I		Director	November 2018
Tyler Sloat(1)(2)	52	I		Director	March 2026
Continuing Directors
Gabriel Mecklenburg	38	II		Executive Chairman, Co-Founder, and Director	March 2016
Kristina Leslie(1)(2)	61	II		Director	April 2024
Daniel Perez	40	III		Chief Executive Officer, Co-Founder, and Director	October 2014
Elliott Robinson(1)(2)(3)	41	III		Director	February 2020
____________
(1)Member of the Audit Committee of the Board of Directors (the “Audit Committee”).
(2)Member of the Compensation Committee of the Board of Directors (the “Compensation Committee”).
(3)Member of the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”).
Director Nominees for Election at Annual Meeting
Teddie Wardi has served as a member of our Board of Directors since November 2018. Mr. Wardi has served as a Managing Director at Insight Venture Management, LLC (“Insight”), a private investment firm, since October 2017. Mr. Wardi is also a co-founder and has served as an advisor to Icebreaker.vc, a venture capital firm, since December 2013. Prior to joining Insight, Mr. Wardi served as a partner at Atomico (UK) Partners LLP, an international investment firm, from March 2016 to October 2017. Previously, Mr. Wardi served as Vice President at Dawn Capital LLP, a private investment firm, from March 2014 to March 2016. He co-founded Nervogrid Oy, a software company acquired by ALSO Holding AG, and served as Nervogrid’s Chief Technology Officer from March 2006 to August 2012. Currently, Mr. Wardi is a member of the Board of Directors of SentinelOne, Inc., a publicly held cybersecurity company. Mr. Wardi holds an M.B.A. from Harvard Business School and a B.Sc. in Business Technology and Finance from Aalto University in Finland.
We believe that Mr. Wardi is qualified to serve as a member of our Board of Directors because of his experience in the venture capital industry, including his experience with investments in healthcare and technology companies.
Tyler Sloat has served as a member of our Board of Directors since March 2026. He has served as Chief Operating Officer of Freshworks Inc., a customer and employee engagement software company, since August 2024 and as its Chief Financial Officer since April 2020. From September 2010 to April 2020, Mr. Sloat served as Chief Financial Officer of Zuora Inc., a subscription service management software company. Mr. Sloat holds a B.A. in Economics from Boston College and an M.B.A. from Stanford University Graduate School of Business. He is also a registered (inactive) Certified Public Accountant in the state of California.

We believe that Mr. Sloat is qualified to serve as a member of our Board of Directors because of his professional experience as a Chief Financial Officer of multiple large public companies.
Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders
Gabriel Mecklenburg is our co-founder and has served as our Chief Technology Officer since January 2025, the Executive Chairman of our Board of Directors since January 2021, and a member of our Board of Directors since October 2014. He also served as our Chief Operating Officer from October 2014 to January 2021. Prior to joining Hinge Health, Mr. Mecklenburg was co-founder of Marblar Limited (“Marblar”), a healthcare product development company, from June 2012 to October 2014. From December 2011 to May 2014, Mr. Mecklenburg was the Chief Operating Officer at Oxbridge Biotech Roundtable, a global biotechnology research platform. From January 2022 to April 2026, he also served on the board of directors of Digital Therapeutics, Inc., (d/b/a Pelago Health), a privately held virtual care provider focused on substance use management. Mr. Mecklenburg holds a Master’s degree in Materials Science from the University of Cambridge and an MPhil in Bioengineering from Imperial College London.
We believe Mr. Mecklenburg is qualified to serve as a member of our Board of Directors because of the insight and experience he brings as our co-founder and former Chief Operating Officer.
Kristina Leslie has served as a member of our Board of Directors since April 2024. Ms. Leslie previously served as Chief Financial Officer of DreamWorks Animation SKG Inc., a multimedia animation company, from 2004 to 2007. Over the past 15 years, Ms. Leslie has served on a number of public and private boards. Currently, Ms. Leslie serves as a member of the board of directors of Sunstone Hotel Investors, Inc., a publicly held lodging real estate investment trust, and Justworks, Inc., a private human resource technology company, and is the chair of the board of directors of Ascendiun, Inc., the parent company of Blue Shield of California. Previously, Ms. Leslie served on the boards of several other publicly held companies, including Rover Group, Inc. from July 2021 to February 2024, a pet care company that was public during Ms. Leslie’s tenure as director, CVB Financial Corp. from 2015 to 2022, a bank holding company, Pico Holdings Inc., a water resources and storage company, from 2009 to 2016, Orbitz Worldwide, Inc., a travel search and fare aggregator company, from 2011 to 2015, Obagi Medical Products, a skin care company, from 2012 to 2013, and Bare Escentuals Inc., a cosmetics company, from 2007 to 2010. Additionally, Ms. Leslie has previously served on the boards of several private companies, including Glassdoor Inc. from 2015 to 2018 and Methodist Hospital of Southern California from 2007 to 2013. Ms. Leslie holds an M.B.A. from Columbia Business School and a B.A. in Economics from Bucknell University.
We believe that Ms. Leslie is qualified to serve as a member of our Board of Directors because of her extensive experience serving on public company boards, as well as her professional experience as Chief Financial Officer of a large public company.
Directors Continuing in Office Until the 2028 Annual Meeting of Stockholders
Daniel Perez is our co-founder and has served as our Chief Executive Officer and a member of our Board of Directors since October 2014. Prior to founding Hinge Health, Mr. Perez was the co-founder and Chief Executive Officer at Oxbridge Biotech Roundtable, a global biotechnology research platform, from June 2011 to May 2016. From January 2011 to September 2014, Mr. Perez was co-founder and Chief Executive Officer of Marblar. Mr. Perez holds a B.S. in Biology from Westminster University and attended a PhD program in biochemistry at Oxford University.
We believe Mr. Perez is qualified to serve as a member of our Board of Directors because of the insight and experience he brings as our co-founder and Chief Executive Officer.

Elliott Robinson has served as a member of our Board of Directors since February 2020. Mr. Robinson has served as a Partner at Bessemer Venture Partners (“Bessemer”), a global venture capital and private equity firm, since March 2019. Prior to joining Bessemer, Mr. Robinson served as a partner at M12, a venture capital subsidiary of Microsoft Corporation, from November 2016 to March 2019, and as a Vice President at Georgian Partners, an investment firm, from March 2014 to October 2016. From 2006 to 2013, Mr. Robinson held roles of increasing responsibility at Syncom Venture Partners, a venture capital firm. He currently serves on the board of directors of several privately held technology, software, and artificial intelligence companies, including Coactive Systems Inc., Databook Labs, Inc., Hyper Labs, Inc., Imply Data, Inc., and Render Services, Inc. Mr. Robinson holds an M.B.A. from Columbia Business School and a B.S. in Mathematics from Morehouse College.
We believe that Mr. Robinson is qualified to serve as a member of our Board of Directors because of his extensive experience as a venture capital investor and a member of the boards of directors of other technology companies.
Director Independence
Our Class A common stock is listed on the New York Stock Exchange (the “NYSE”). Under the listing rules of the NYSE (the “Listing Rules”) and our Corporate Governance Guidelines, the board of directors of a listed company must consist of a majority of independent directors. This means, generally, that they will not have any connections to the listed company that could affect their ability to provide impartial oversight. A director will be deemed “independent” only if the board of directors of a listed company affirmatively determines that the director has no material relationship with such listed company that affects the director’s independence from management (either directly or as a partner, stockholder or officer of an organization that has a relationship with the listed company) or that would interfere with the director exercising independent judgment in carrying out the director’s responsibilities. In addition, under the Listing Rules, the definition of independence includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of the listed company’s employees and that neither the director nor any of their family members has engaged in various types of business dealings with the listed company. Additionally, under the listing rules of the NYSE, subject to certain exceptions, a listed company’s audit committee, compensation committee and nominating and corporate governance committee must consist only of independent directors.
In addition, Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or be an affiliated person of the listed company or any of its subsidiaries. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of the NYSE.
Our Board of Directors currently consists of six members. Our Board of Directors conducts an annual review of independence of our directors. In its most recent review, our Board of Directors determined that all of our directors, other than Mr. Perez and Mr. Mecklenburg, qualify as independent directors in accordance with the Listing Rules. Mr. Perez is not considered independent by virtue of his position as an executive officer of the company. Mr. Mecklenburg is not considered independent by virtue of his position as executive chairman, an employee, of the company. In addition, as required by the Listing Rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s relationships as they may relate to us and our management.

Board Structure
Classified Board of Directors
In accordance with our Certificate of Incorporation, our Board of Directors is divided into three classes with staggered three-year terms. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:
•The Class I directors are Teddie Wardi and Tyler Sloat, and their terms will expire at the annual meeting of stockholders to be held in 2026;
•The Class II directors are Gabriel Mecklenburg and Kristina Leslie, and their terms will expire at the annual meeting of stockholders to be held in 2027; and
•The Class III directors are Daniel Perez and Elliott Robinson, and their terms will expire at the annual meeting of stockholders to be held in 2028.
We expect that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.
Board of Directors and Committee Meetings and Attendance
Our Board of Directors and its committees meet regularly throughout the year, and also hold special meetings from time to time. During 2025, our Board of Directors met five times, the Audit Committee met seven times, the Compensation Committee met twice, and the Nominating and Corporate Governance Committee met twice.
During 2025, each member of our Board of Directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which they were a director and (ii) the total number of meetings held by all committees of our Board of Directors on which they served during the periods that they served.
Executive Sessions
The independent directors regularly meet in executive sessions without management to promote open and honest discussion. Kristina Leslie is the presiding director at these meetings.
Committees of Our Board of Directors
Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our Board of Directors that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. Copies of the charters for each committee are available on our Investor Relations website at ir.hingehealth.com. Members serve on these committees until their resignations or until otherwise determined by our Board of Directors.

Audit Committee
Our Audit Committee consists of Kristina Leslie, Teddie Wardi, Elliott Robinson, and Tyler Sloat. Ms. Leslie is the Chairperson of our Audit Committee. The composition of our Audit Committee meets the requirements for independence under the rules of the NYSE and Rule 10A-3 of the Exchange Act. We rely on the phase-in rules of Rule 10A-3 under the Exchange Act and the Listing Rules with respect to the requirement that the Audit Committee be composed entirely of members of our Board of Directors who satisfy the standards of independence established for independent directors under the Listing Rules and the independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act. We have twelve months from the date our securities were first listed on the NYSE to comply with the audit committee independence requirements, which is May 21, 2026. Mr. Wardi, who is not an independent director for audit committee purposes, will serve on the Audit Committee no later than May 21, 2026. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Ms. Leslie is an “audit committee financial expert” within the meaning of the SEC rules. This designation does not impose on such directors any duties, obligations, or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors. Our Audit Committee is directly responsible for, among other things:
•appointing, compensating, retaining, and overseeing the work of our independent registered public accounting firm;
•assessing the independence and performance of the independent registered public accounting firm;
•reviewing with our independent registered public accounting firm the scope and results of the firm’s annual audit of our financial statements;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the financial statements that we will file with the SEC;
•pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•reviewing policies and practices related to risk assessment and management;
•reviewing our accounting and financial reporting policies and practices and accounting controls, as well as compliance with legal and regulatory requirements;
•reviewing, overseeing, approving, or disapproving any related person transactions;
•reviewing with our management the scope and results of management’s evaluation of our disclosure controls and procedures and management’s assessment of our internal control over financial reporting, including the related certifications to be included in the periodic reports we will file with the SEC; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters, or other ethics or compliance issues.
Compensation Committee
Our Compensation Committee consists of Kristina Leslie, Elliott Robinson, Teddie Wardi, and Tyler Sloat. Mr. Sloat is the Chairperson of our Compensation Committee. Each of Ms. Leslie, Mr. Robinson, Mr. Wardi, and Mr. Sloat meets the requirements for independence under the Listing Rules. Each of Ms. Leslie, Mr. Robinson, and Mr. Sloat is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee is responsible for, among other things:
•reviewing and approving the compensation of our executive officers, including reviewing and approving corporate goals and objectives with respect to compensation of our Chief Executive Officer;
•acting as an administrator of our equity incentive plans;

•reviewing and approving, or making recommendations to our Board of Directors with respect to, incentive compensation and equity plans;
•reviewing and recommending that our Board of Directors approve the compensation for our non-employee directors; and
•evaluating our succession plans.
Under its charter, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Elliott Robinson and Teddie Wardi. Mr. Robinson is the Chairperson of our Nominating and Corporate Governance Committee. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the rules of the NYSE. Our Nominating and Corporate Governance Committee is responsible for, among other things:
•identifying and recommending candidates for membership on our Board of Directors, including the consideration of nominees submitted by stockholders, and on each of the Board of Directors’ committees;
•reviewing the leadership structure of our Board of Directors;
•reviewing and recommending our Corporate Governance Guidelines and policies;
•overseeing the process of evaluating the performance of our Board of Directors; and
•assisting our Board of Directors on corporate governance matters.
Compensation Committee Interlocks and Insider Participation
None of the current members of our Compensation Committee, or any member that served during the year ended December 31, 2025, is or has been at any time an officer or employee of ours, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee (or other committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Compensation Committee or our Board of Directors.
Director Qualifications
With the goal of developing an experienced and highly qualified Board of Directors, the Nominating and Corporate Governance Committee is responsible for recommending qualified candidates to our Board of Directors based on the qualification standards set forth in our Corporate Governance Guidelines and such other criteria as the Board of Directors or the Nominating and Corporate Governance Committee may determine necessary or appropriate in light of applicable SEC and NYSE requirements or other relevant considerations.

Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors and will be significantly influenced by the particular needs of our Board of Directors from time to time, our Board of Directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and NYSE listing requirements and the provisions of our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), our Amended and Restated Bylaws (the “Bylaws”), our Corporate Governance Guidelines and the charters of the committees of our Board of Directors. In its evaluation of director candidates, our Nominating and Corporate Governance Committee may consider the current size and composition, organization and governance of our Board of Directors, and the needs of our Board of Directors and its committees. In addition, the Nominating and Corporate Governance Committee may take into consideration many other factors including, among other things, a candidate’s experience in corporate management or as a board member of other companies, including service as an officer or former officer of a publicly held company or on the Board of Directors of another publicly held company, the candidate’s professional and academic experience relevant to our industry, the strength of the candidate’s leadership skills, the candidate’s experience in finance and accounting and/or executive compensation practices, and whether the candidate has the time required for preparation, participation, and attendance at Board meetings and committee meetings, if applicable. While we have no formal policy regarding board diversity for our Board of Directors as a whole nor for each individual member, the Nominating and Corporate Governance Committee does consider such additional factors as geographical background, nationality, culture, gender, sexual orientation, ethnicity, race, and age as well as other individual attributes that contribute to the total diversity of viewpoints, background and experience represented on the Board of Directors. Our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Through the nomination process, the Nominating and Corporate Governance Committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our Board of Directors’ overall effectiveness. The brief biographical descriptions of each director set forth above in the sections titled “—Director Nominees for Election at Annual Meeting,” “—Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders,” and “—Directors Continuing in Office Until the 2028 Annual Meeting of Stockholders,” include a summary of the individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors.
Nomination to the Board of Directors
Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of the Nominating and Corporate Governance Committee in accordance with the committee’s charter, our Certificate of Incorporation, our Bylaws, our Corporate Governance Guidelines and the criteria approved by our Board of Directors regarding director candidate qualifications. In recommending candidates for nomination, the Nominating and Corporate Governance Committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates, as appropriate. In addition, the Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
The Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations for candidates for membership on our Board of Directors who meet the minimum qualifications as described above. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth in the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”

Communication with Directors
Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of our Board of Directors or one or more individual members of our Board of Directors may do so by secretary@hingehealth.com. All stockholder communications we receive that are addressed to our Board of Directors will be reviewed and compiled by our Corporate Secretary and provided to the members of our Board of Directors, as appropriate and in accordance with our internal policies. If the correspondence is not addressed to a particular director, such correspondence will be forwarded, depending on the subject matter, to the chairperson of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee. Sales materials, and abusive, threatening or otherwise inappropriate materials and items unrelated to the duties and responsibilities of our Board of Directors, will not be provided to our directors.
Board of Directors and Committee Self-Evaluations
Throughout the year, our Board of Directors discusses corporate governance practices with management and third-party advisors to ensure that the Board of Directors and its committees follow practices that are optimal for us and our stockholders. Our Board of Directors conducts an annual self-evaluation for itself and its committees. As part of this process, each member of our Board of Directors fills out a questionnaire prepared by our outside counsel to discuss their assessment of the performance of the Board of Directors and its committees, their own performance, and the performance of fellow members of the Board of Directors. Results from such assessment are aggregated and shared and discussed by our Nominating and Corporate Governance Committee and Board of Directors.
Board Attendance at Annual Meeting of Stockholders
Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we invite and encourage, but do not require, each member of our Board of Directors to attend. We completed our initial public offering in May 2025 and did not have an annual meeting of stockholders in 2025.
Our Board of Directors’ Role in Risk Oversight
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. While our Board of Directors is responsible for monitoring and assessing strategic risk exposure, our Audit Committee is responsible for overseeing our major financial and cyber risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The risk oversight process also includes receiving regular reports from our committees and members of senior management to enable our Board of Directors to understand our risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk.

Board of Directors Leadership Structure
Gabriel Mecklenburg serves as our Executive Chairman and Daniel Perez serves as our Chief Executive Officer. While we do not currently have an independent Chairman of the Board of Directors, our non-management directors meet at regularly scheduled executive sessions without management and Kristina Leslie presides over each executive session. Our Board of Directors believes that the current leadership structure of the Board of Directors allows the Chief Executive Officer to focus his time and energy on operating and managing our company and leverages the experience and perspective of all of our independent directors who bring experience, oversight and expertise from outside of our company. In addition, as Executive Chairman, Mr. Mecklenburg brings to our Board of Directors extensive experience in leading the development and growth of digital health companies and deep knowledge of our products.
Personal Data Protection and Cybersecurity Risk Oversight
The nature of our business as a digital clinic, including the collection and processing of sensitive personal health information, makes us susceptible to cybersecurity attacks. To address this, we work to integrate security into every aspect of our business and maintain a cybersecurity risk management program with safeguards, certifications, policies and controls designed to protect our systems from cyber threats. Our cybersecurity risk management program is designed to protect the confidentiality, integrity, and availability of our critical systems and information. We design and assess our cybersecurity risk management program based on the National Institute of Standards and Technology Cybersecurity Framework (“NIST CSF”) 2.0, applicable privacy and data security laws, and regulations, including HIPAA and applicable state health privacy laws, and remain informed by industry standards and industry-recognized practices. In addition, our cyber security program is regularly evaluated by external auditors and we are currently SOC 2 Type 2, Health Information Trust Alliance Common Security Framework (“HITRUST CSF”), and ISO/IEC 27001:2022 certified.
Our cybersecurity risk management program is integrated into our overall enterprise risk management program, and shares common methodologies, reporting channels, and governance processes that apply across our enterprise risk management program.
Our cybersecurity risk management program includes:
•risk assessments designed to help identify material cybersecurity risks to our critical systems, information, products, services, and our broader enterprise IT environment;
•a dedicated security team principally responsible for managing (1) our cybersecurity risk assessment processes, (2) our security controls, and (3) our response to cybersecurity incidents;
•the use of external advisors and service providers, such as third-party penetration testing firms, bug bounty programs, or auditors, to advise on, assess, test, or otherwise assist with aspects of our security controls;
•cybersecurity awareness training of our employees, incident response personnel, and senior management, including onboarding sessions and annual refresher training to address evolving threats;
•a cybersecurity incident response plan that follows recognized frameworks (e.g., NIST CSF 2.0), outlines procedures for investigating and resolving incidents, and is supported by automated tools for threat triage and resolution; and
•a third-party risk management process for service providers, suppliers, and vendors incorporating evaluations such as SOC 2 reports, HITRUST certifications, annual reviews, security questionnaires, and business associate agreement compliance to ensure risks are understood and addressed.
While we have not identified risks from known cybersecurity incidents, including as a result of any prior cybersecurity incidents, that have materially affected us, we face risks from cybersecurity threats that, if realized, are reasonably likely to materially impact us, including our business, operations, results of operations, or financial condition.

Our Board of Directors considers cybersecurity risk as part of its risk oversight function and has delegated to the Audit Committee oversight of cybersecurity, data privacy, and other information technology risks. The Audit Committee oversees management’s implementation of our cybersecurity risk management program.
The Audit Committee receives quarterly reports from management on our cybersecurity risks, including threat landscape updates and the status of key security initiatives. In addition, management updates the Audit Committee, as necessary, regarding any material cybersecurity incidents, as well as regarding any incidents with lesser impact potential and regarding overall trends in the cybersecurity risks we face.
The Audit Committee reports to our Board of Directors regarding its activities, including those related to cybersecurity. The full Board of Directors also receives quarterly briefings from management on our cyber risk management program. Board members receive presentations on cybersecurity topics from our Chief Information Security Officer (“CISO”), internal security staff, or external experts as part of the Board of Directors’ continuing education on topics that impact public companies.
Our CISO, Hassan Asghar, has over twenty years of experience in information security, engineering, and other technology-related roles, including experience in healthcare and other highly regulated industries. Mr. Asghar oversees our Enterprise Security and IT teams, which is responsible for assessing and managing our material risks from cybersecurity threats. Our Enterprise Security team has primary responsibility for our overall cybersecurity risk management program and supervises both our internal cybersecurity personnel and our retained external cybersecurity consultants. Our Enterprise Security team supervises efforts to prevent, detect, mitigate, remediate, and appropriately report cybersecurity risks and incidents through various means, which may include briefings from internal security personnel; threat intelligence and other information obtained from governmental, public, or private sources, including external consultants engaged by us; and alerts and reports produced by security tools deployed in the IT environment.
Oversight of Corporate Strategy
Our Board of Directors actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities and risk management. At its regularly scheduled meetings and throughout the year, our Board of Directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our Board of Directors’ diverse skillset and experience enhance its ability to support management in the execution and evaluation of our corporate strategy.
Management Succession Planning
Our Board of Directors recognizes that one of its most important duties is its oversight of succession planning for our senior management positions, including our Chief Executive Officer. Our Board of Directors has delegated primary oversight responsibility for succession planning for our executive officers, including our Chief Executive Officer, to the Compensation Committee. Our Board of Directors continues to regularly evaluate its succession planning to ensure that we are well-positioned to continue to execute on our corporate strategy. Our succession planning covers identification of internal and external candidates, and professional and leadership plans for internal candidates. The criteria used to assess potential candidates for our executive officer positions, including our Chief Executive Officer, includes consideration of strategic vision, organizational and operational needs, competitive challenges, leadership and management potential and emergency situations.
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines to encourage effective policy and decision making at the Board of Directors level. Our Corporate Governance Guidelines address items such as responsibilities for directors, director independence standards, board committee structure and functions and other matters related to the governance of Hinge Health. Our Nominating and Corporate Governance Committee reviews the Corporate Governance Guidelines periodically, and changes are recommended to our Board of Directors as warranted. Our Corporate Governance Guidelines are available on our Investor Relations website at ir.hingehealth.com.

Code of Business Conduct and Ethics
Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Code of Business Conduct and Ethics is posted on the investor relations section of our website at ir.hingehealth.com. We intend to disclose future amendments to certain portions of our Code of Business Conduct and Ethics or waivers of such provisions granted to executive officers and directors on our website or in public filings.
Stock Ownership Guidelines
We encourage our directors and officers to own shares of our stock. However, the number of shares of our stock owned by any director or officer is a personal decision and, at this time, the Board of Directors has chosen not to adopt a policy requiring ownership by directors or officers of a minimum number of shares.
Insider Trading Compliance Policy; Anti-Hedging
We have adopted an Insider Trading Compliance Policy that applies to all of our employees, officers and directors, including our Chief Executive Officer and other Named Executive Officers, as well as any entities controlled by individuals subject to the Insider Trading Compliance Policy, to establish policies and procedures to promote compliance with applicable U.S. securities laws, rules and regulations and applicable Listing Rules and prohibit the purchase, sale, gift and/or other transfers of our securities while in possession of material nonpublic information related to the Company to any outside person. The Insider Trading Compliance Policy further prohibits such individuals from purchasing financial instruments, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in market value of our common stock, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds.
The Insider Trading Compliance Policy also prohibits such individuals from engaging in other types of transactions, including short sales, options trading, including transactions in puts, calls, or other derivative securities, pledging Company securities as collateral for a loan, purchasing our securities on a margin, or placing our securities in a margin account, absent a waiver from our Board of Directors. A copy of our Insider Trading Compliance Policy was filed as exhibit 19.1 to our Annual Report.
Compensation Consultants
The Compensation Committee has the authority under its charter to, in its sole discretion, retain or obtain advice from compensation consultants, legal counsel, or other advisors. In accordance with this authority, the Compensation Committee has engaged the services of Compensia Inc. (“Compensia”) as its independent outside compensation consultant.
As requested by the Compensation Committee, in 2025, Compensia’s services to the Compensation Committee included assisting in developing our peer group composition, analyzing benchmarking data with respect to our executives’ overall individual compensation and providing information regarding current trends and developments in executive compensation, equity-based awards, severance agreements and employee stock purchase programs based on our peer group.
All executive compensation services provided by Compensia during 2025 were conducted under the direction or authority of the Compensation Committee, and all work performed by Compensia was pre-approved by the Compensation Committee. Neither Compensia nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The Compensation Committee evaluated whether any work provided by Compensia raised any conflict of interest for services performed during 2025 and determined that it did not.

Policies and Practices Related to the Grant of Certain Equity Awards
Our equity awards, including stock options, are granted in connection with our yearly compensation cycle and regularly scheduled meetings of our Compensation Committee. Our Compensation Committee does not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material non-public information based on equity award grant dates.
During fiscal year 2025, (i) none of our Named Executive Officers were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Clawback Policy
In connection with our initial public offering, we have adopted a compensation recovery policy (the “Clawback Policy”) as required by Rule 10D-1 under the Exchange Act and the corresponding listing standard adopted by the New York Stock Exchange. The policy generally provides that if we are required to prepare an accounting restatement (including a restatement to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), we must recover from our current and former executive officers any incentive-based compensation that was erroneously received on or after the effective date of the policy and during the three years preceding the date we are required to prepare such accounting restatement. The amount required to be recovered will be the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received based on the restated financial measure. A copy of our Clawback Policy was filed as exhibit 97.1 to our Annual Report.
Corporate Responsibility
We believe that corporate responsibility initiatives are important to our business and in creating value for our stockholders and wider stakeholder group. Our Board of Directors and management are committed to these initiatives and believe these efforts will benefit our employees, members, partners, and clients.
Social and Ethical Practices
We invest in our employees’ career growth through competitive pay and benefits, as well as development and training. Some highlights of our commitment to our employees’ sense of satisfaction and professional growth include:
•Competitive pay and benefits. We conduct an annual market review to ensure our compensation remains in line with our competitive compensation philosophy.
•Employee development and training. We have made meaningful investments not only in organization-wide required training for employees, but also provide a professional development stipend to invest in employee-driven development for role-specific needs, maintain an AI native learning platform with skill development content, and host live development workshops for people managers and employees aligned to our cultural values. We also provide targeted training and micro-learnings that support our performance and engagement programs. We focus in particular on content that improves manager performance related to providing quality feedback, holding their teams accountable, and improving individual and team performance. We invest in these areas as we believe our people and culture are key drivers of business success.

Governance
We are committed to sound corporate governance policies and practices demonstrating the highest standards of business ethics. Some highlights of our corporate governance practices include:
•Independent Board of Directors. Four out of our six members of our Board of Directors, including the nominees for election at the Annual Meeting, Mr. Wardi and Mr. Sloat, are independent under the applicable Listing Rules and the applicable rules and regulations promulgated by the SEC. Moreover, the committees of our Board of Directors are 100% composed of independent directors.
•Code of Business Conduct and Ethics Training Compliance. All employees and members of the Board of Directors are required to complete training on, and affirm compliance with, our comprehensive Code of Business Conduct and Ethics Policy.
Non-Employee Director Compensation Arrangements
Our Compensation Committee, after considering the information, analysis and recommendation provided by our independent compensation consultant, Compensia, evaluates the appropriate level and form of compensation for non-employee members of our Board of Directors and recommends changes to our Board of Directors when appropriate. We do not pay management directors for service on our Board of Directors. Our current non-employee director compensation program is described below.
In connection with our initial public offering, we adopted the Director Compensation Program, (the “Director Compensation Program”), pursuant to which our non-employee directors, excluding non-employee directors designated to serve by one of our affiliated investors, are eligible to receive cash compensation and equity awards for service on our Board of Directors.
Annual Retainers. Under the Director Compensation Program, our non-employee directors are eligible to receive cash compensation as follows:
•Each non-employee director receives an annual cash retainer in the amount of $40,000.
•The non-employee Chairperson of our Board of Directors receives additional cash compensation in the amount of $45,000 per year for service as the Chairperson of our Board of Directors.
•The Lead Independent Director receives additional cash compensation in the amount of $20,000 per year for service as the Lead Independent Director of the Board of Directors.
•The chair of the Audit Committee receives additional cash compensation in the amount of $20,000 per year for service on the Audit Committee.
•Each member of the Audit Committee other than the chair receives additional cash compensation in the amount of $10,000 per year for service on the Audit Committee.
•The chair of the Compensation Committee receives additional cash compensation in the amount of $15,000 per year for service on the Compensation Committee.
•Each member of the Compensation Committee other than the chair receives additional cash compensation in the amount of $7,500 per year for service on the Compensation Committee.
•The chair of the Nominating and Corporate Governance Committee receives additional cash compensation in the amount of $10,000 per year for service on the Nominating and Corporate Governance Committee.
•Each member of the Nominating and Corporate Governance Committee other than the chair receives additional cash compensation in the amount of $5,000 per year for service on the Nominating and Corporate Governance Committee.
All annual cash retainers are paid quarterly in arrears not later than 30 days following the end of the applicable quarter, provided that the amount of each payment will be prorated for any portion of a quarter that a director is not serving on our Board of Directors or in a position designated to receive additional fees.

Election to Receive RSUs in Lieu of Annual Retainers. Directors may elect to receive all or a portion of their cash fees in restricted stock units (“RSUs”), with each such RSU award covering a number of shares calculated by dividing (i) the amount of the annual retainer by (ii) the average per share closing trading price of our common stock over the most recent 30 trading days as of the grant date (the “30 day average price”). Such RSUs will be automatically granted on the fifth day of the month following the end of the calendar quarter to which the corresponding director fees were earned and will be fully vested on grant.
Initial RSU Grant. Under the Director Compensation Program, unless otherwise provided by the Board of Directors prior to commencement of service of an applicable director, each non-employee director will automatically be granted that number of RSUs upon the director’s initial appointment or election to our Board of Directors (referred to as the “Initial Grant”), calculated by dividing (i) $400,000 by (ii) the 30 day average price. The Initial Grant will vest as to one-third of the underlying shares on each anniversary of the grant date, subject to the non-employee director’s continued service through each applicable vesting date.
Annual RSU Grant. In addition, each non-employee director who (i) has been serving on the Board of Directors for six months prior to an annual meeting and (ii) will continue to service on the Board of Directors following such annual meeting will automatically be granted that number of RSUs upon each annual meeting we have (referred to as the “Annual Grant”), calculated by dividing (i) $200,000 by (ii) the 30 day average price. The Annual Grant will vest on the earlier of the first anniversary of the date of grant or the date of the next annual stockholder’s meeting to the extent unvested as of such date, subject to the non-employee director’s continued service through each applicable vesting date.
All equity awards held by non-employee directors under the Director Compensation Program will vest in full upon the consummation of a Change in Control (as defined in our 2025 Incentive Award Plan (the “2025 Plan”), subject to their continued service through immediately prior to such date. Each director may elect to defer all or a portion of their RSUs they receive under the Director Compensation Program until the earliest of a fixed date properly elected by the director, the director’s termination of service, or a Change in Control.
2025 Director Compensation
The following table provides information for 2025 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion, or all, of 2025, other than Mr. Perez, our Chief Executive Officer. Messrs. Perez and Mecklenburg are employees and receive no compensation for their service as directors. The compensation received by Mr. Perez as an employee is set forth in the section titled “Executive Compensation” below, and the compensation received by Mr. Mecklenburg as an employee is set forth in the following table. In addition, none of our directors who were designated to serve by one of our affiliated investors are eligible to receive any compensation under our Non-Employee Director Compensation Program. Accordingly, Messrs. Robinson, Wardi, and Blume did not receive any compensation for their service as directors in 2025.

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)(2)(5)	All Other Compensation ($)	Total ($)
Kristina Leslie	$45,833	$—	$—	$45,833
Elliott Robinson	$—	$—	$—	$—
Teddie Wardi	$—	$—	$—	$—
Gabriel Mecklenburg(3)	$—	$—	$500,000	$500,000
Ben Blume(4)	$—	$—	$—	$—
___________
(1)Unless a director elected to receive payment in RSUs in lieu of cash pursuant to the Director Compensation Program, the amount shown reflects the annual cash retainer for such director’s service as a member of our Board of Directors and, if applicable, chair of our Audit Committee, Compensation Committee, or Nominating and Corporate Governance Committee, membership on our Audit Committee, Compensation Committee, or Nominating and Corporate Governance Committee, or as Lead Independent Director of our Board of Directors, in each case prorated as applicable based on term of service.
(2)The amounts reported in this column represent the aggregate grant date fair value of RSUs for Class A common stock granted to directors in 2025, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, Topic 718 (“ASC 718”). These amounts reflect the accounting cost for these RSUs and do not represent the actual economic value that may be realized by the director. For information on the assumptions used to calculate the grant date fair value of the RSUs, refer to Note 9, Common Stock, Equity Incentive Plans and Stock-Based Compensation, to our consolidated financial statements included in our Annual Report.
(3)Mr. Mecklenburg received an aggregate of $500,000 in compensation as an employee, consisting entirely of his base salary. He received no compensation for his services on our Board of Directors.
(4)Ben Blume was a member of our Board of Directors until February 14, 2025.
(5)The following table sets forth information on (a) the aggregate number of shares of our Class A common stock underlying outstanding option awards (exercisable and unexercisable) held by each director other than Mr. Perez as of December 31, 2025 and (b) the aggregate number of RSUs held by each director other than Mr. Perez as of December 31, 2025:

	Stock Awards		Option Awards
	Number of Shares Underlying RSUs Granted in the Year Ended December 31, 2025 (#)	Number of Shares Underlying Unvested RSUs Held as of December 31, 2025 (#)	Number of Shares Underlying Stock Options Granted in the Year Ended December 31, 2025 (#)	Number of Shares Underlying Unexercised Stock Options (Exerciseable and Unexercisable) Held as of December 31, 2025 (#)
Kristina Leslie (1)	—	21,875	—	—
Elliott Robinson	—	—	—	—
Teddie Wardi	—	—	—	—
Gabriel Mecklenburg (2) (3)	—	944,250	—	540,484
___________
(1)Consists of an RSU award for 35,000 shares of Class A common stock, granted on April 25, 2024 of which 21,875 shares remain outstanding and subject to the award as of December 31, 2025, that will fully vest on April 1, 2028, subject to the director’s continued service through such date.
(2)Consists of a PRSU award for 5,193,377 shares of Class B common stock, granted on June 6, 2023 to Mr. Mecklenburg in his capacity as an employee of the company, of which 944,250 shares remain outstanding and subject to the award as of December 31, 2025. In January 2025, we amended this award to provide for, among other items, the reduction of the total number of shares subject to the PRSU award by 1,888,501 PRSUs.
(3)Consists of an award for 100,000 stock options, granted on September 17, 2019, and an award for 581,006 stock options, granted on March 6, 2020, each of which were granted to Mr. Mecklenburg in his capacity as an employee of the company and of which 1,097 and 539,387 are fully vested and exercisable as of December 31, 2025, and will continue to be exercisable through September 16, 2029 and May 5, 2030, respectively.

PROPOSAL NO. 1:
ELECTION OF CLASS I DIRECTORS
Our Board of Directors is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. The directors in Class I will stand for election at this Annual Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders to be held in 2027 and 2028, respectively.
Nominees for Director
At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that Teddie Wardi and Tyler Sloat be elected at the Annual Meeting with each to serve as a Class I director for a three-year term expiring at our 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, retirement or removal. The director nominees are current directors of our Board of Directors. For more information concerning the nominees, see the section titled “Board of Directors and Corporate Governance—Director Nominees for Election at Annual Meeting.”
If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. The nominees have consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.
Vote Required
The election of the Class I directors requires a plurality of the votes cast by the holders of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the matter which means that the two individuals nominated for election as the Class I Directors to our Board of Directors receiving the highest number of “FOR” votes will be elected. Withhold votes and broker non-votes will have no effect on the outcome of this proposal. Shares of Series E preferred stock are not entitled to vote on the election of directors. See the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” for additional information.

Our Board of Directors recommends that you vote “FOR ALL” of the nominees in the election of the Class I directors.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2026. Deloitte has served as our independent registered public accounting firm since 2021. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026. Although not required by applicable law or listing rules, our Audit Committee is submitting the appointment of Deloitte to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Deloitte will be present at the Annual Meeting and will have an opportunity to make a statement at the Annual Meeting, if they desire to do so, and to respond to appropriate questions. Notwithstanding the appointment of Deloitte, and even if our stockholders ratify the appointment, our Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our year ending December 31, 2026 if our Audit Committee believes that such a change would be in the best interests of us and our stockholders.
In the event that Deloitte is not ratified by our stockholders, the Audit Committee may reconsider its selection of Deloitte as our independent registered public accounting firm.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee. In accordance with standard policy, Deloitte periodically rotates the individuals who are responsible for our audit.
In addition to performing the audit of our consolidated financial statements, Deloitte provided various other services during the years ended December 31, 2024 and 2025. Our Audit Committee has determined that Deloitte’s provision of these services, which are described below, does not impair Deloitte’s independence from us. During the years ended December 31, 2024 and 2025, fees for services provided by Deloitte were as follows (in thousands):

	Years Ended December 31,
	2024	2025
Audit fees(1)	$2,189	$2,397
Audit-related fees	—	—
Tax fees(2)	242	104
Other fees(3)	10	10
Total fees	$2,440	$2,511
____________
(1)“Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; audit services related to our subsidiaries in connection with statutory filings; the review of our quarterly consolidated financial statements; comfort letters, consents and assistance with and review of documents filed with the SEC, including our registration statement on Form S-1 related to our initial public offering in May 2025; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).
(2)“Tax fees” include a variety of permissible services relating to tax compliance, tax studies, and tax advice.
(3)“Other fees” include license fees to accounting and regulatory research tools.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit Committee is required to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm in order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our Audit Committee.
Vote Required
The ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) present virtually or represented by proxy at the Annual Meeting and entitled to vote on the matter and will be obtained if the number of votes “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal at the Annual Meeting. Abstentions will have no effect on the outcome of this proposal. Brokers will have discretionary authority to vote on this proposal since it is a “routine” matter, and, accordingly, there will not be any broker non-votes on this proposal. See the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” for additional information.

Our Board of Directors recommends that you vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026.

EXECUTIVE OFFICERS
The following sets forth certain information regarding our executive officers as of April 10, 2026. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors.

Name	Age	Position
Daniel Perez	40	Chief Executive Officer, Co-Founder, and Director
James Budge	59	Chief Financial Officer
Jim Pursley	46	President
Daniel Perez’s biography is set forth above in the section titled “Board of Directors and Corporate Governance- Directors Continuing in Office Until the 2028 Annual Meeting of Stockholders.”
James Budge has served as our Chief Financial Officer since March 2023. Prior to joining Hinge Health, Mr. Budge was the Chief Financial Officer of Automation Anywhere, Inc., a private robotic process automation company, from May 2021 to April 2023. Previously, he served as the Chief Financial Officer of Pluralsight, Inc., an online education company that was public from May 2018 through April 2021, from April 2017 to May 2021 and Anaplan, Inc., a financial planning and performance management company, from January 2016 to February 2017. Prior to Anaplan, Inc., he served as Chief Financial Officer and Chief Operating Officer at Genesys Cloud Services, Inc., a private contact center solutions company, from May 2012 to January 2016 and Rovi Corporation, previously Macrovision Solutions Corporation, a digital entertainment technology company that was public from March 1997 until September 2016, from September 2005 to May 2012. Mr. Budge began his career at PricewaterhouseCoopers LLP, an accounting firm. Mr. Budge holds a B.S. in Accounting from Brigham Young University.
Jim Pursley has served as our President since March 2021. Prior to joining Hinge Health, Mr. Pursley served as the Chief Commercial Officer of Livongo Health, Inc., a publicly held digital health company, from April 2014 to November 2020. Previously, he served in various executive roles at Care Innovations, LLC, a private digital health company, from January 2011 to April 2014, most recently as Vice President, Sales and Marketing from August 2012 to April 2014. Earlier in his career, Mr. Pursley held roles of increasing responsibility at GE HealthCare Technologies Inc. from 2003 to 2010. Mr. Pursley holds an M.B.A. from Kellogg School of Management at Northwestern University and a B.S. in Management Science and Information Systems from Pennsylvania State University.

EXECUTIVE COMPENSATION
The following tables and accompanying narrative disclosure set forth information about the compensation earned by our Named Executive Officers during the year ended December 31, 2025. Our “Named Executive Officers” for 2025, were:

Name	Position
Daniel Perez	Chief Executive Officer, Co-Founder, and Director
James Budge	Chief Financial Officer
Jim Pursley	President
Summary Compensation Table
The following table sets forth information concerning the compensation of our Named Executive Officers for the years ended December 31, 2024 and December 31, 2025.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Daniel Perez Chief Executive Officer and Co-Founder	2025	$500,000	$45,305,139	$7,000	$45,812,139
	2024	$500,000	$1,828	$6,900	$508,728
James Budge Chief Financial Officer	2025(3)	$416,667	$3,004,313	$27,985	$3,448,965
	2024(4)	$333,333	$2,762,278	$21,842	$3,117,453
Jim Pursley President	2025	$500,000	$3,167,813	$23,993	$3,691,806
	2024	$375,000	$2,409,028	$24,410	$2,808,438
___________
(1)Amounts reflect the grant-date fair value of stock awards granted during 2024 and 2025 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. See Note 2, Summary of Significant Accounting Policies- Stock-Based Compensation, to the audited financial statements included in the Annual Report for a discussion of valuation assumptions made in determining the grant-date fair value and compensation expense of our RSUs.
(2)The amounts in the “All Other Compensation” column reflect the company’s contributions to the applicable Named Executive Officer’s 401(k) plan and commuter expenses (if applicable). For Mr. Perez this consists of $7,000 in 401(k) contributions in 2025 and $6,900 in 401(k) plan contributions in 2024. For Mr. Budge this consists of $7,000 in 401(k) plan contributions and $20,985 in commuter expenses in 2025 and $6,667 in 401(k) contributions and $15,175 in commuter expenses in 2024. For Mr. Pursley this consists of $5,000 in 401(k) contributions and $18,993 in commuter expenses in 2025 and $4,688 in 401(k) plan contributions and $19,722 in commuter expenses in 2024.
(3)Mr. Budge’s 12,500 RSU award fully vested on May 1, 2025, and he resumed receiving his $500,000 salary on such date, earning $416,667 cash compensation in 2025.
(4)Effective May 2024, Mr. Budge’s cash salary was reduced from $500,000 per year to $250,000 per year in exchange for a grant of 12,500 RSUs with a grant-date fair value of $353,250 (calculated in accordance with footnote 1 above). As a result, the amount reflected in the 2024 “Salary” column for Mr. Budge includes only $333,333 of cash compensation paid to Mr. Budge.
Narrative to Summary Compensation Table
Annual Base Salaries
Named Executive Officers receive an annual base salary to compensate them for services rendered to our company. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities.
For fiscal year 2025, Mr. Perez’s annual base salary was $500,000. Mr. Budge’s annual base salary was returned to $500,000 on May 1, 2025 after it had been reduced from $500,000 to $250,000 during 2024 in exchange for certain equity awards. Mr. Pursley’s annual base salary was increased from $375,000 to $500,000. Other than the 2024-2025 salary adjustment as described above for Mr. Budge, no salary or bonus was foregone in exchange for equity awards or other compensation. See the “Summary Compensation Table” above for additional information.
The actual salary provided to each Named Executive Officer for 2025 services rendered is set forth above in the Summary Compensation Table in the column entitled “Salary.”

Annual Bonuses
No cash bonuses or similar incentive arrangements were awarded to the Named Executive Officers in 2025.
Equity Compensation
Each of our Named Executive Officers currently holds stock and stock option awards pursuant to our 2017 Equity Incentive Plan (as amended, the “2017 Plan”).
In January 2025, we amended the terms of a PRSU award for shares of Class B common stock granted to Mr. Perez in June 2023 to provide for, among other items, an increase of 1,888,501 PRSUs that are eligible to vest upon certain performance conditions.
In April 2025, we granted RSU awards under our 2017 Plan to Messrs. Budge and Pursley for 91,875 shares of Class A common stock and 96,875 shares of Class A common stock, respectively, which are subject to service-based vesting conditions. For more information on the service-based vesting conditions, see the “Outstanding Equity Awards at 2025 Year-End Table” below. These RSU awards were also subject to a liquidity-event based vesting condition, which was satisfied by our initial public offering.
Outstanding Equity Awards at 2025 Year-End Table
The following table provides information on outstanding stock awards held by our Named Executive Officers as of December 31, 2025. There were no outstanding stock options held by our Named Executive Officers as of December 31, 2025:

				Stock Awards
Name	Grant Date		Vesting Commencement Date	Number of Shares or Units of Stock That Have Not Yet Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (6)

Daniel Perez	1/12/2025	(1)	1/12/2025	—	$—	1,888,501	$87,720,871
	6/6/2023	(1)	5/17/2023	—	$—	944,250	$43,860,413
	6/6/2023	(1)	5/17/2023	—	$—	1,888,501	$87,720,871
James Budge	4/29/2025	(2)	3/1/2025	83,262	$3,867,520	—	$—
	6/3/2024	(3)	3/1/2024	42,188	$1,959,633	—	$—
	6/3/2024	(3)	3/1/2024	5,625	$261,281	—	$—
	4/25/2023	(4)	3/20/2023	157,813	$7,330,414	—	$—
James Pursley	4/29/2025	(2)	3/1/2025	87,794	$4,078,031	—	$—
	6/3/2024	(3)	3/1/2024	5,625	$261,281	—	$—
	6/3/2024	(3)	3/1/2024	42,188	$1,959,633	—	$—
	4/25/2023	(5)	3/1/2023	28,125	$1,306,406	—	$—
	4/26/2022	(5)	3/16/2022	4,063	$188,726	—	$—
___________
(1)The PRSUs vest upon the occurrence of (i) a liquidity event, which was satisfied in connection with our initial public offering, and (ii) satisfaction of certain milestone-vesting events, which include our initial public offering and subsequent public market valuations of our Class A common stock over an average number of days or in connection with a liquidity event, subject to the Named Executive Officer’s continued service through the applicable date.
(2)The RSUs vest subject to service-based and liquidity event-based conditions. The RSUs will satisfy the service prong: (i) as to twelve and a half percent (12.5%) of the shares subject to the award, in equal quarterly installments during the first year after the vesting commencement date; (ii) as to twelve and a half percent (12.5%) of the shares subject to the award, in equal quarterly installments during the second year after the vesting commencement date; (iii) as to thirty-seven and a half percent (37.5%) of the shares subject to the award shall, in equal quarterly installments during the third year after the vesting commencement date, and; (iv) as to thirty-seven and a half percent (37.5%) of the shares subject to the award, in equal quarterly installments during the fourth year after the vesting commencement date, subject to the Named Executive Officer’s continued service with the Company through each vesting date. The liquidity event requirement was satisfied in connection with our initial public offering.
(3)The RSUs vest subject to service-based and liquidity-event based conditions. The RSUs will satisfy the service prong as to 1/16th of the total RSUs on the first day of each quarter following the vesting commencement date, subject to the applicable Named Executive Officer’s continued service through the applicable date. The liquidity event requirement was satisfied in connection with our initial public offering.
(4)The RSUs vest subject to service-based and liquidity event-based conditions. The RSUs will satisfy the service prong as to 25% of the total RSUs on the first anniversary of the vesting commencement date and 1/48th of the total number of RSUs on each monthly anniversary thereafter, subject to the applicable Named Executive Officer’s continued service through the applicable date. The liquidity event requirement was satisfied in connection with our initial public offering.
(5)The RSUs vest subject to service-based and liquidity event-based conditions. The RSUs will satisfy the service prong as to 1/48th of the total number of stock units on each subsequent monthly anniversary of the vesting commencement date, subject to the applicable Named Executive Officer’s continued service through the applicable date. The liquidity event requirement was satisfied in connection with our initial public offering.
(6)Represents the market value of the shares underlying the stock awards not yet vested as of December 31, 2025, based on the closing price of our Class A common stock on the New York Stock Exchange of $46.45 per share on December 31, 2025.
Other Elements of Compensation
Retirement Plans
We currently maintain a 401(k) retirement savings plan for our employees, including our Named Executive Officers, who satisfy certain eligibility requirements. We expect that our Named Executive Officers will be eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our Named Executive Officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
Health/Welfare Plans. All of our full-time employees, including our Named Executive Officers, are eligible to participate in our health and welfare plans, including:
•Medical, dental, and vision benefits;
•Medical and dependent care flexible spending accounts;
•Short-term and long-term disability insurance; and
•Life insurance.
We did not make any perquisites to our named executive officers in 2025, although we continue to evaluate the need for any perquisites in the future.
No Tax Gross-Ups
We do not make gross-up payments to cover our Named Executive Officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.

Executive Compensation Arrangements
We are party to an employment agreement or offer letter with each of our Named Executive Officers. These agreements set forth the terms and conditions of employment of each Named Executive Officer, including initial base salary, standard employee benefits eligibility, and certain severance provisions described below. In connection with our initial public offering, we entered into new change in control and severance agreements with certain of our Named Executive Officers, described in the below section titled “—Change in Control and Severance Arrangements,” which supersede any severance entitlements in each applicable Named Executive Officer’s prior employment agreement or offer letter.
Daniel Perez. We entered an employment agreement with Mr. Perez, effective as of June 6, 2023, to serve as our Chief Executive Officer. The agreement provides for Mr. Perez’s annual base salary, expense reimbursement, benefits plans, time off, and a grant of RSUs. The agreement also contains a requirement that he enter a confidentiality agreement and proprietary information and inventions assignment agreement.
James Budge. We entered an employment agreement with Mr. Budge, effective as of February 16, 2023, to serve as our Chief Financial Officer. The agreement provides for Mr. Budge’s annual base salary, expense reimbursement, benefits plans, time off, and a grant of RSUs. The agreement also contains a requirement that he enter our standard employee proprietary information and inventions assignment agreement.
Jim Pursley. We entered an employment agreement with Mr. Pursley, effective as of January 15, 2021, to serve as our President. The agreement provides for Mr. Pursley’s base salary, expense reimbursement, benefits plans, vacation, and a grant of RSUs. The agreement also contains a requirement that he enter our standard employee proprietary information and inventions assignment agreement.
Executive Change in Control and Severance Arrangements
In connection with our initial public offering, we entered into new change in control and severance agreements with each of Messrs. Perez and Budge, and in August 2025, we entered into a new change in control and severance agreement with Mr. Pursley, which supersede any severance entitlements in any prior change in control agreements, employment agreements, or offer letters. If the Named Executive Officer’s employment is terminated by us without “cause” or due to his or her resignation for “good reason” outside the period commencing three months preceding and ending 12 months following the consummation of a “change in control” (such period, the “Change in Control Period”) (each such term, as defined in the change in control and severance agreement), then, subject to the Named Executive Officer’s timely execution and non-revocation of a general release of claims and continued compliance with restrictive covenants, he or she will be eligible to receive (i) a lump sum payment equal to 100% of base salary for Mr. Perez and a lump sum payment equal to 75% of base salary for other executives (including Messrs. Budge and Pursley), (ii) COBRA reimbursements through the earlier of the end of 12 months for Mr. Perez and nine months for other executives (including Messrs. Budge and Pursley) and the date his or her eligibility for healthcare coverage under another employer’s benefits plan(s) becomes effective and (iii) for Mr. Pursley, the accelerated vesting as to that number of shares that would have vested in the 12 months following such termination of his then-outstanding unvested equity awards (excluding any performance based awards). Pursuant to the change in control and severance agreements, if the Named Executive Officer’s employment is terminated by us without “cause” or due to his or her resignation for “good reason” during the Change in Control Period, then, subject to the Named Executive Officer’s timely execution and non-revocation of a general release of claims and continued compliance with restrictive covenants, he or she will be eligible to receive (i) a lump sum payment equal to 200% of base salary for Mr. Perez and a lump sum payment equal to 100% of base salary for other executives (including Messrs. Budge and Pursley), (ii) accelerated vesting as to 100% of his or her then-outstanding unvested equity awards (excluding any performance-based equity awards), and (iii) COBRA reimbursements through the earlier of the end of 24 months for Mr. Perez and 12 months for other executives (including Messrs. Budge and Pursley) and the date his or her eligibility for healthcare coverage under another employer’s benefits plan(s) becomes effective. Pursuant to the change in control and severance agreements, in the event that any amounts payable to a Named Executive Officer are subject to an excise tax pursuant to Section 280G or Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), the Named Executive Officer will receive either (i) the full amount of such payments or (ii) such payments reduced to the least extent necessary to prevent the application of such excise tax, whichever will result in the greatest after tax benefit to the Named Executive Officer.

The change in control and severance agreements require the Named Executive Officer to continue to abide by our standard confidential information agreement and a non-disparagement restrictive covenant in order to receive the severance benefits set forth above.
EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2025, with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Class of Common Stock	(a) Number of securities to be issued upon exercise of outstanding options and rights (#) (2)		(b) Weighted-average exercise price of outstanding options and rights ($)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (#) (4)
Equity compensation plans approved by security holders(1)	Class A	6,435,699		$1.64(3)	14,611,080
	Class B	5,665,502			—
Equity compensation plans not approved by security holders	Class A	—			—
	Class B	—			—
Total		12,101,201	(4)	$1.64	14,611,080
___________
(1)Consists of our 2017 Plan and our 2025 Plan, and excludes purchase rights accruing under our 2025 Employee Stock Purchase Plan (“2025 ESPP”).
(2)Includes 1,363,995 outstanding stock options and 10,737,206 shares underlying RSUs and PRSUs.
(3)The weighted-average exercise price is based solely on outstanding stock options. It does not reflect the shares that will be issued in connection with the settlement of RSUs or PRSUs, since RSUs and PRSUs have no exercise price.
(4)Consists of 12,537,604 Class A common stock that remain available for grant under our 2025 Plan and 2,073,476 shares of Class A common stock that remain available for purchase under the 2025 ESPP. There are no shares of common stock available for issuance under our 2017 Plan, but the 2017 Plan continues to govern the terms of outstanding stock options and RSUs granted thereunder. Stock options and RSUs granted under the 2017 Plan that are forfeited or repurchased become available for issuance under the 2025 Plan. Additionally, the number of shares reserved for issuance under our 2025 Plan increases automatically on January 1 of each of 2026 through 2035 by the number of shares equal to the lesser of: (A) 5% of the shares of all classes of the Company’s common stock outstanding on the last day of the immediately preceding fiscal year (calculated on an as-converted basis) and (B) such smaller number of Shares as determined by the Board or the Committee. Pursuant to this provision, the number of shares reserved for grant and issuance under our 2025 Plan increased by 4,087,657 shares on January 1, 2026. Similarly, the number of shares reserved for issuance under our 2025 ESPP increases automatically on January 1 of each of 2026 through 2035 by the number of shares equal to the lesser of (A) 1% of the shares of all classes of the Company’s common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of Common Stock as determined by the Board or the Committee; provided, however, no more than 4,000,000 shares may be issued under the Plan. Pursuant to this provision, the number of shares reserved for grant and issuance under our 2025 ESPP increased by 817,531 shares on January 1, 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 10, 2026, by:
•each person, or group of persons, known to us to who beneficially owns more than 5% of our outstanding capital stock;
•each of our directors or director nominees; and
•each of our Named Executive Officers;
•all directors and executive officers as a group.
We have based percentage ownership of our common stock on (i) 54,642,751 shares of Class A common stock outstanding as of April 10, 2026, (ii) 22,730,358 shares of Class B common stock outstanding as of April 10, 2026, and (iii) 2,581,837 shares of Series E preferred stock outstanding as of April 10, 2026.
In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable within 60 days of April 10, 2026 or issuable pursuant to RSUs and PRSUs that are subject to vesting and settlement conditions expected to occur within 60 days of April 10, 2026. Shares issuable pursuant to stock options are deemed outstanding for computing the percentage of the person holding such options but are not outstanding for computing the percentage of any other person.
Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Hinge Health, Inc., 455 Market Street, Suite 700, San Francisco, California 94105. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, we believe, based on information furnished to us, that each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.

	Shares Beneficially Owned				Percent of Total Outstanding	Percent of Total Voting Power(1)
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number (#)	Percent (%)	Number (#)	Percent (%)
Named Executive Officers and Directors:
Daniel Perez(2)	35,470	*	9,997,290	44.0%	12.5%	37.7%
Kristina Leslie(3)	10,250	*	—	—%	—%	*
Gabriel Mecklenburg(4)	—	—%	3,809,297	16.4%	4.7%	14.1%
Elliott Robinson(5)	—	—%	—	—%	—%	—%
Teddie Wardi(6)	—	—%	—	—%	—%	—%
James Budge(7)	188,198	*	—	—%	*	*
James Pursley(8)	596,251	1.1%	—	—%	*	*
Tyler Sloat(9)	68	*	—	—%	*	*
All executive officers and directors as a group (8 persons)(10)	830,237	1.5%	13,806,587	59.3%	18.2%	51.2%
Other 5% or Greater Stockholders:
Entities affiliated with Insight(11)	—	—%	9,375,164	41.2%	11.7%	35.3%
Entities affiliated with Atomico(12)	4,139,144	7.6%	—	—%	5.2%	1.0%
Entities affiliated with 11.2 Capital(13)	3,704,524	6.8%	—	—%	4.6%	*
Entities affiliated with Bessemer Venture Partners(14)	3,133,707	5.7%	—	—%	3.9%	*
Entities affiliated with Tiger Global(15)	—	—%	2,581,837	10.2%	3.1%	8.9%
___________
*Represents beneficial ownership of less than 1%.

(1)Percentage of total voting power represents voting power with respect to all shares of our common stock, as a single class outstanding as of April 10, 2026. The holders of our Class B common stock are entitled to fifteen votes per share, and holders of our Class A common stock are entitled to one vote per share.
(2)Consists of (i) 9,488,845 shares of Class B common stock held by Daniel Perez, (ii) 508,445 shares of Class B common stock held by Mr. Perez’s spouse, and (iii) 35,470 shares of Class A common stock held by Mr. Perez’s spouse. Includes 2,200,000 shares of Class B common stock pledged as collateral to secure a personal loan of Mr. Perez.
(3)Consists of 10,250 shares of Class A common stock held by Kristina Leslie.
(4)Consists of (i) 1,793,102 shares of Class B common stock held by Gabriel Mecklenburg, (ii) 1,475,711 shares of Class B common stock held by family trusts over which Mr. Mecklenburg exercises voting power, and (iii) 540,484 shares of Class B stock subject to stock options held by Mr. Mecklenburg that are exercisable within 60 days of April 10, 2026.
(5)Elliott Robinson, a member of our board of directors, is a partner at Bessemer Venture Partners. Mr. Robinson disclaims beneficial ownership of the shares of the company held by the Bessemer Entities (as defined in footnote 14 below) except to the extent of his pecuniary interest, if any, in such securities through an indirect interest in the Bessemer Entities.
(6)Mr. Wardi, a member of our board of directors, is a Managing Director at Insight, the investment manager of Insight Venture Partners X, L.P., Insight Venture Partners (Cayman) X, L.P., Insight Venture Partners (Delaware) X, L.P., and Insight Venture Partners X (Co-Investors), L.P. (collectively, the “Insight Entities”), and does not have voting or investment power over the shares held by the Insight Entities. See footnote 11 below for more information regarding the Insight Entities.
(7)Consists of (i) 158,192 shares of Class A common stock held by James Budge, (ii) 29,225 shares of Class A common stock issuable upon the vesting and settlement of RSUs held by Mr. Budge for which the service-based vesting condition will be satisfied within 60 days of April 10, 2026, and (iii) 781 shares of Class A common stock issuable to Mr. Budge upon the semi-annual ESPP purchase within 60 days of April 10, 2026.
(8)Consists of (i) 583,381 shares of Class A common stock held by James Pursley, (ii) 12,089 shares of Class A common stock issuable upon the vesting and settlement of RSUs held by Mr. Pursley for which the service-based vesting condition will be satisfied within 60 days of April 10, 2026, and (iii) 781 shares of Class A common stock issuable to Mr. Pursley upon the semi-annual ESPP purchase within 60 days of April 10, 2026.
(9)Consists of 68 shares of Class A common stock held by Tyler Sloat.
(10)Consists of (i) 787,361 shares of Class A common stock, (ii) 13,266,103 shares of Class B common stock, (iii) 540,484 shares of Class B common stock subject to stock options that are exercisable within 60 days of April 10, 2026, (iv) 41,314 shares of Class A common stock issuable upon the vesting and settlement of RSUs for which the service-based vesting condition will be satisfied within 60 days of April 10, 2026, and (v) 1,562 shares of Class A common stock issuable upon the semi-annual ESPP purchase within 60 days of April 10, 2026.
(11)Based on a Schedule 13G filed with the SEC on February 13, 2026 as supplemented by the records of the Company’s transfer agent, consists of (i) 4,681,897 shares of Class B common stock held by Insight Venture Partners X, L.P. ("IVP X"), (ii) 3,839,211 shares of Class B common stock held by Insight Venture Partners (Cayman) X, L.P. ("IVP Cayman X"), (iii) 742,658 shares of Class B common stock held by Insight Venture Partners (Delaware) X, L.P. ("IVP Delaware X"), and (iv) 111,398 shares of Class B common stock held by Insight Venture Partners X (Co-Investors), L.P. ("IVP X Co-Investors,"). Insight Holdings Group, LLC (“Holdings”) is the sole shareholder of Insight Venture Associates X, Ltd. (“IVA X Ltd”), which is the general partner of Insight Venture Associates X, L.P. (“IVA X”), which is the general partner of each of the IVP X Funds (collectively with Holdings, IVA X Ltd and IVA X, the "Insight Entities"). As a result, the amounts owned by each of the IVP X Funds may be deemed attributable to each of the other Insight Entities. The address of the principal business and principal office of each of the Reporting Persons is c/o Insight Partners,1114 Avenue of the Americas, 36th Floor, New York, New York 10036.
(12)Based solely on a Schedule 13G filed with the SEC on March 9, 2026, consists of (i) 3,376,865 shares of Class A common stock held by Atomico IV, L.P. and (ii) 762,279 shares of Class A common stock held by Atomico IV (Guernsey), L.P. Atomico Advisors IV, Ltd. is the general partner of Atomico IV L.P. and Atomico IV (Guernsey), L.P. The business address of Atomico IV L.P. and Atomico Advisors IV is One Capital Place, Grand Cayman, KY1-1103 Cayman Islands. The principal business address of Atomico IV (Guernsey), L.P. is P.O. Box 286, Floor 2 Trafalgar Court, Les Banques, St. Peter Port, Guernsey GY1 4LY.
(13)Based solely on a Schedule 13G filed with the SEC on February 13, 2026, consists of (i) 2,703,954 shares of Class A common stock held by 11.2 Capital I, L.P., (ii) 171,550 shares of Class A common stock held by 11.2 Capital HH, LLC, and (iii) 829,020 shares of Class A common stock held by 11.2 Capital IVY, LLC. 11.2 Capital I GP is the general partner of 11.2 Capital I and 11.2 Capital Mgr is the manager of each of 11.2 Capital HH and 11.2 Capital IVY. Qian Zhuang is the sole managing member of each of 11.2 Capital I GP and 11.2 Capital Mgr and has sole voting and dispositive power over the shares held by each of 11.2 Capital I, 11.2 Capital HH and 11.2 Capital IVY. The principal business address for these entities is c/o 11.2 Capital, 1611 Spring Gate Ln, Unit 371763, Las Vegas, Nevada 89134.
(14)Based on a Schedule 13G filed with the SEC on February 17, 2026 as supplemented by the records of the Company’s transfer agent, consists of (i) 1,616,366 shares of Class A common stock held by Bessemer Venture Partners X L.P. (“Bessemer X”) and (ii) 1,517,341 shares of Class A common stock held by Bessemer Venture Partners X Institutional L.P. (“Bessemer X Institutional)”, and together with Bessemer X, the “Bessemer Entities”). Deer X & Co. L.P. (“Deer X L.P.”) is the general partner of the Bessemer Entities. Deer X & Co. Ltd. (“Deer X Ltd.”), is the general partner of Deer X L.P. and may be deemed to beneficially own all shares held directly by the Funds and have the power to direct the dividends from or the proceeds of the sale of such shares. The principal address for the Bessemer Entities is c/o Bessemer Venture Partners, 1865 Palmer Avenue, Suite 104, Larchmont, New York 10538.
(15)Based solely on the records of the Company's transfer agent, consists of 2,581,837 shares of Series E preferred stock that are initially convertible into Class B common stock held by Tiger Global PIP 15-35 LLC, an affiliate of Tiger Global Management, LLC. The principal business address is c/o Tiger Global Management, LLC, 9 West 57th Street, 35th Floor, New York, New York 10019.

REPORT OF THE AUDIT COMMITTEE
This report of the Audit Committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”) or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our Audit Committee has reviewed and discussed with our management and Deloitte our audited consolidated financial statements for the year ended December 31, 2025. Our Audit Committee has also discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) and the SEC.
Our Audit Committee has received and reviewed the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our Audit Committee concerning independence, and has discussed with Deloitte its independence from us.
Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC.
Submitted by the Audit Committee
Kristina Leslie, Chairperson
Teddie Wardi
Elliott Robinson

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We describe below transactions and series of similar transactions, since the beginning of our last year, to which we were a party or will be a party, in which (i) the amounts involved exceeded or will exceed $120,000 and (ii) any of our directors, nominees for director, executive officers, or beneficial holders of more than 5% of any class of our outstanding capital stock, or any affiliate or member of the immediate family of the foregoing persons or entities had or will have a direct or indirect material interest, other than compensation and other arrangement that are described under the sections “Proposal No. 1: Election of Class I Directors”, “2025 Director Compensation” and “Executive Compensation”.
We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions.
Investors’ Rights Agreement
We are party to our amended and restated investors’ rights agreement which provides, among other things, that certain holders of our capital stock, including entities affiliated with Insight, Atomico Entities, Coatue US 70 LLC (“Coatue”), Tiger Global Management LLC (“Tiger Global”), 11.2 Capital I, L.P. (“11.2 Capital”), and Bessemer have the right to demand that we file a registration statement or request that their shares of our capital stock be included on a registration statement that we are otherwise filing.
Right of First Refusal
Pursuant to our equity compensation plans and certain agreements with our stockholders, including an amended and restated right of first refusal and co-sale agreement with certain holders of our capital stock, including entities affiliated with Insight, Atomico Entities, Coatue, Tiger Global, 11.2 Capital, and Bessemer, Daniel Perez, our Chief Executive Officer and Director, and Gabriel Mecklenburg, our Executive Chairman and Director, we or our assignees have a right to purchase shares of our capital stock which certain stockholders propose to sell to other parties. This right under the right of first refusal and co-sale agreement terminated upon the completion of our initial public offering.
Since January 1, 2025, we have waived our right of first refusal in connection with secondary sales of shares of our capital stock, including sales or purchases by certain of our executive officers or holders of more than 5% of our capital stock.
Loans to Certain Officers and Directors
In August 2020, each of Daniel Perez, our Chief Executive Officer and Director, Gabriel Mecklenburg, our then Chief Operating Officer and Director, and our former Chief Financial Officer purchased shares of our common stock pursuant to restricted stock awards in exchange for partial recourse promissory notes. Mr. Perez purchased a total of 1,162,012 shares of our common stock at a purchase price of $1.90 per share in exchange for a partial recourse promissory note of $2,207,822.80, Mr. Mecklenburg purchased a total of 1,162,012 shares of our common stock at a purchase price of $1.90 per share in exchange for a partial recourse promissory note of $2,207,822.80, and our former Chief Financial Officer purchased a total of 585,107 shares of our common stock at a purchase price of $1.90 per share in exchange for a partial recourse promissory note of $1,111,703.30. The notes bore interest at a rate of 0.41% compounded annually. Mr. Perez’s and Mr. Mecklenburg’s partial recourse promissory notes were generally due on the eighth anniversary of issuance and could become due earlier upon specified events, including the borrower’s termination of employment, certain change in control or similar corporate transactions, the borrower’s insolvency, or the sale, transfer, or disposition of the pledged shares. In February 2023, following our former Chief Financial Officer’s departure from the company, his promissory note was amended to extend the maturity date and provide for earlier repayment upon specified events.

On February 4, 2025, Mr. Mecklenburg repaid in full the aggregate principal and interest amount outstanding pursuant to his partial recourse promissory note in the amount of $2,248,339. On February 7, 2025, Mr. Perez repaid in full the aggregate principal and interest amount outstanding pursuant to his partial recourse promissory note in the amount of $2,248,794. On February 26, 2025, our former Chief Financial Officer repaid in full the aggregate principal and interest amount outstanding pursuant to his partial recourse promissory note in the amount of $532,458. Accordingly, no amounts remain outstanding under these promissory notes.
Legal Services
From time to time, we engage the law firm of Perkins Coie LLP for various legal services. Fees paid for services provided by Perkins Coie LLP for the year ended December 31, 2025 were approximately $1.7 million and for the three months ended March 31, 2026 were approximately $0.3 million. A sibling of Daniel Perez, our Chief Executive Officer and Director, was previously a partner with Perkins Coie LLP. Our Board of Directors believes that the terms of Perkins Coie LLP’s representation are no less favorable to us than those that could be obtained from an unrelated third party.
As of February 2026, Mr. Perez’s sibling joined Morrison & Foerster LLP as a partner. From time to time, we also engage the law firm of Morrison & Foerster LLP for various legal services. No fees were paid to Morrison & Foerster LLP for the year ended December 31, 2025 and de minimis fees were paid for the three months ended March 31, 2026. Our Board of Directors believes that the terms of Morrison & Foerster LLP’s representation are no less favorable to us than those that could be obtained from an unrelated third party.
Preferred Stock Repurchase and Participation Letter
In February 2025, we entered into a stock repurchase agreement with Coatue (the “Stock Repurchase Agreement”). Pursuant to the Stock Repurchase Agreement, immediately prior to the completion of our initial public offering, we repurchased 833,333 shares of our Series E preferred stock from Coatue US 70 LLC at a price per share of $60.00, for an aggregate purchase price of $50.0 million. We refer to this repurchase as the Series E Repurchase. Concurrently with the Stock Repurchase Agreement, we entered into a participation letter with Coatue US 70 LLC, pursuant to which Coatue US 70 LLC had the right, but not the obligation, to purchase from us at the initial public offering price an aggregate number of shares of our Class A common stock in our initial public offering up to 5% of the shares of our Class A common stock offered in this offering (the “Coatue Participation Right”). Coatue did not purchase any Class A common stock pursuant to the Coatue Participation Right in connection with our initial public offering.
Voting Agreement
Prior to the completion of our initial public offering, we were party to an amended and restated voting agreement under which certain holders of our capital stock, including entities affiliated with Insight, Atomico Entities, Coatue, Tiger Global, 11.2 Capital, and Bessemer, and our Founders agreed as to the manner in which they would vote their shares of our capital stock on certain matters, including with respect to the election of directors. In connection with our initial public offering, the voting agreement terminated, and following the completion of our initial public offering none of our stockholders have any special rights regarding the election or designation of members of our Board of Directors.
Other Transactions
On March 7, 2025, Gabriel Mecklenburg, our Executive Chairman and Director, transferred an aggregate of 1,475,711 shares of our common stock to family trusts for estate planning purposes and for no consideration.
In connection with our initial public offering, we approved an amendment to our 2017 Plan, which became effective immediately prior to the completion of our initial public offering, that provided that outstanding awards covering common stock that were granted pursuant to our 2017 Plan and were held by Daniel Perez and Gabriel Mecklenburg, our Founders, would be exercisable for or settled in Class B common stock, and all other outstanding awards that were granted pursuant to our 2017 Plan would be exercisable for or settled in Class A common stock.

We have entered into employment agreements with certain of our executive officers that, among other things, provide for certain compensatory and change in control benefits. For a description of these agreements with our Named Executive Officers, see the section titled “Executive Compensation—Executive Compensation Arrangements.”
We have also granted stock options, RSUs, PRSUs, and restricted stock to our executive officers. For a description of these equity awards, see the section titled “Executive Compensation—Outstanding Equity Awards at Fiscal Year-End.”
Director and Officer Indemnification
We have entered into indemnification agreements with certain of our current executive officers and directors. Our Certificate of Incorporation also provides that, to the fullest extent permitted by law, we will indemnify any officer or director of our company against all damages, claims, and liabilities arising out of the fact that the person is or was our officer or director, or served any other enterprise at our request as an officer or director. Amending this provision will not reduce our indemnification obligations relating to actions taken before an amendment.
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written related person transaction policy that applies to our executive officers, directors, director nominees, holders of more than 5% of any class of our voting securities and any member of the immediate family of, and any entity affiliated with, any of the foregoing persons. Such persons will not be permitted to enter into a related person transaction with us without the prior consent of our Audit Committee, or other independent members of our Board of Directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, director nominee, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration, and approval. In approving or rejecting any such proposal, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to our Audit Committee, including, but not limited to, the commercial reasonableness of the terms of the transaction, whether the transaction is on terms comparable to those that could be obtained in an arm’s-length transaction with an unrelated third party and the extent of the related person’s interest in the transaction and the materiality, and the character of the related person’s direct or indirect interest in the transaction.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING
This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting. The Annual Meeting will be held virtually on Wednesday, June 3, 2026 at 9:00 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/HNGE2026, where you will be able to listen to the meeting live and vote your shares online during the meeting. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report is first being mailed on or about April 17, 2026 to all stockholders entitled to vote at the Annual Meeting.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.
What matters am I voting on?
You will be voting on:
•the election of Teddie Wardi and Tyler Sloat, the nominees for Class I directors, to serve until our 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, retirement or removal;
•a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026; and
•any other business as may properly come before the Annual Meeting.
How does the Board of Directors recommend I vote on these proposals?
Our Board of Directors recommends a vote:
•“FOR ALL” the nominees for Class I directors, to serve until our 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, retirement or removal; and
•“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.

Who is entitled to vote? How many shares can I vote?
Holders of our Class A common stock, Class B common stock and Series E preferred stock as of the close of business on April 10, 2026 (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 54,642,751 shares of our Class A common stock outstanding, 22,730,358 shares of our Class B common stock outstanding and 2,581,837 shares of our Series E preferred stock outstanding.
Each share of Class A common stock is entitled to one vote. Each share of Class B common stock is entitled to 15 votes. Each share of Series E preferred stock is entitled to the number of votes based on the number of shares of common stock into which such share of Series E preferred stock could be converted, except that shares of Series E preferred stock are not entitled to vote in connection with the election of directors. Each share of Series E preferred stock is initially convertible into one share of Class B common stock (subject to anti-dilution adjustments) at the option of the holder; however, each share of our Series E preferred stock will not be convertible into Class B common stock and will instead be convertible into Class A common stock (i) after the Class B Mandatory Conversion Time (as defined in our Certificate of Incorporation), (ii) after the date when such holder and its affiliates cease to beneficially own in the aggregate a number of shares equal to at least 50% of the capital stock that such holder and its affiliates beneficially owned as of the Effective Time (as defined in our Certificate of Incorporation) and (iii) at any time that such Series E preferred stock is held by any person who did not beneficially own the Series E preferred stock as of the Effective Time.
Our Class A common stock, Class B common stock and Series E preferred stock will vote as a single class on all matters described in this Proxy Statement for which your vote is being solicited; provided that shares of Series E preferred stock are not entitled to vote on Proposal 1: Election of Class I Directors. Holders may vote all shares of our Class A common stock, Class B common stock or Series E preferred stock that they owned as of the Record Date. Stockholders are not permitted to cumulate votes with respect to the election of directors.
Registered Stockholders. If shares of our common stock or Series E preferred stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this section, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares of our common stock or preferred stock live by following the instructions provided on your Notice or the instructions that accompanied your proxy materials to attend the Annual Meeting. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this section, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of withhold votes, abstentions, and broker non-votes:

	Proposal	Voting Options	Board Recommendation	Votes Required to Approve the Proposal	Effects of Withhold Votes	Effects of Abstentions	Effects of Broker Non-Votes
1	Election of Class I Directors	FOR ALL, WITHHOLD FOR ALL or FOR ALL EXCEPT	FOR ALL	Plurality of the votes cast	No effect	N/A	No effect
2	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR or AGAINST	FOR	Majority of the votes cast	N/A	No effect	N/A
With respect to Proposal No. 2, the results will not be binding on our Board of Directors, our Audit Committee, or us. However, our Board of Directors and our Audit Committee will consider the outcome of the votes when making future decisions regarding our independent auditor appointment.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our Bylaws and Delaware law. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, withhold votes, and broker non-votes will be counted as shares present and entitled to vote for purposes of determining a quorum.
How do I vote?
If you are a stockholder of record, there are four ways to vote:
•by internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 2, 2026 (please have your Notice or proxy card in hand when you visit the website);
•by toll-free telephone at 1-800-579-1639, until 11:59 p.m. Eastern Time on June 2, 2026 (please follow the instructions on your proxy card or voting instruction form from your broker provided to you by email or over the internet);
•by completing and mailing your proxy card (if you received printed proxy materials) to be received prior to the Annual Meeting; or
•by attending the Annual Meeting via www.virtualshareholdermeeting.com/HNGE2026, where you may vote and submit questions during the meeting. Please have your Notice, proxy card or the instructions that accompanied your proxy materials in hand when you visit the website.
Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you are a street name stockholder, you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form and may be able to vote by telephone or on the internet, depending on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the virtual Annual Meeting unless you obtain a legal proxy from your broker, bank, or other nominee.

Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
•entering a new vote by internet or by telephone;
•completing and returning a later-dated proxy card;
•notifying the Corporate Secretary of Hinge Health via email to secretary@hingehealth.com; or
•attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change or revoke your vote.
What do I need to do to attend and participate in the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which we believe makes it easier for stockholders to attend and participate fully and equally in the Annual Meeting. Stockholders of record and street name stockholders will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/HNGE2026, which will allow such stockholders to submit questions during the meeting and vote shares electronically at the meeting.
We designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation, and communication through online tools. The virtual format facilitates stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world.
During the meeting, you will have the ability to submit questions real-time via the virtual meeting website, with a limit of one question per stockholder. We will answer questions submitted in accordance with the meeting rules of conduct in the time allotted for the meeting. Only questions pertaining to the proposals to be acted on at the Annual Meeting will be answered, and we reserve the right to exclude questions that are, among other things, irrelevant to meeting matters, irrelevant to the business of Hinge Health, related to material nonpublic information of Hinge Health, related to personal matters or grievances, derogatory or in bad taste, related to pending or threatened litigation, or that are otherwise inappropriate (as determined by the Chairperson of the Annual Meeting or Corporate Secretary). Questions should be succinct and cover only one topic. Questions that are substantially similar may be grouped and answered together to avoid repetition.
To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, proxy card or the instructions that accompanied your proxy materials to attend the Annual Meeting. The Annual Meeting webcast will begin promptly at 9:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:00 a.m. Pacific Time, and you should allow ample time for the check-in procedures.
What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians to assist you if you experience technical difficulties accessing the virtual meeting. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the Annual Meeting.

What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. Daniel Perez and James Budge have been designated as proxy holders by our Board of Directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting pursuant to our Bylaws, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 17, 2026 to all stockholders entitled to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com). Stockholders may also request to receive proxy materials for this Annual Meeting or future meetings of stockholders in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact and cost of our annual meetings of stockholders.
What does it mean if I receive more than one Notice, proxy card or voting instruction form?
It generally means that some of your shares are registered differently or are in more than one account. Please provide voting instructions for all Notices, proxy cards and voting instruction forms you receive.
How are proxies solicited for the Annual Meeting?
Our Board of Directors and employees are soliciting proxies for the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our common stock in street name for beneficial owners are generally required to vote such shares in the manner directed by such beneficial owners. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026. Your broker will not have discretion to vote on any other proposals, which are “non-routine” matters, absent direction from you. We refer to the absence of a vote, including on a non-routine proposal, where the broker has not received instructions as a “broker non-vote.” Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Broker non-votes will be counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.

Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.
I share an address with another stockholder, and we received only one paper copy of the Notice or proxy materials. How may I obtain an additional copy?
We have adopted a procedure approved by the SEC called “householding” which will reduce our printing costs and postage fees. Under this procedure, multiple stockholders residing at the same address will receive a single copy of the Notice or, as applicable, proxy materials unless the stockholder notified us that they wish to receive multiple copies of such materials. Stockholders may revoke their consent to householding at any time by contacting Broadridge Financial Services, Inc. (“Broadridge”) either by calling toll-free at 1-866-579-1639, or by writing to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. We will remove you from the householding program within 30 days of receipt of your request, following which you will receive multiple copies of such materials.
If you are a stockholder of record, upon written or oral request, we will promptly deliver a separate copy of the Notice or proxy materials to such stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy of the Notice or proxy materials, such stockholder may contact Broadridge by:
•Internet: www.proxyvote.com
•Telephone: 1-800-579-1639
•Email: sendmaterial@proxyvote.com
Additionally, stockholders of record who share the same address and receive multiple copies of the Notice or proxy materials can request a single copy of such materials by contacting Broadridge at the address, email address, or telephone number above.
Street name stockholders may contact their broker, bank or other nominee to request information about householding.
Why did I receive a full set of proxy materials in the mail instead of a notice regarding the Internet availability of proxy materials?
We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice. If you have previously requested to receive paper copies but no longer wish to receive them, you may elect to receive all future proxy materials electronically via email or the Internet. Electing electronic delivery will help reduce our environmental impact and the costs incurred by us in mailing proxy materials. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your Notice to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner.

For a stockholder proposal to be considered for inclusion in our proxy statement for the 2027 annual meeting of stockholders, our Corporate Secretary must receive the written proposal, delivered to or mailed and received at our principal executive offices, not later than December 18, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Our Bylaws also establish a process for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Among other things, our Bylaws provide that for business to be properly brought before an annual meeting of stockholders, timely notice of such business must be provided to our Corporate Secretary and such notice must contain the information specified in our Bylaws and be updated and supplemented as required by our Bylaws. For more information, see the section titled “—Availability of Bylaws.” To be timely for the 2027 annual meeting of stockholders, our Corporate Secretary must receive the written notice, delivered to or mailed and received at our principal executive offices:
•not earlier than February 3, 2027; and
•not later than March 5, 2027.
In the event that we hold the 2027 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the 120th day before the 2027 annual meeting of stockholders and no later than the later of the following two dates:
•the 90th day prior to the 2027 annual meeting of stockholders; or
•the 10th day following the day on which disclosure of the date of the 2027 annual meeting of stockholders is first made by us.
To comply with our Bylaws as well as the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 annual meeting of stockholders must ensure that our Corporate Secretary receives written notice, delivered to or mailed and received at our principal executive offices, that sets forth all information required by our Bylaws and by Rule 14a-19(b) under the Exchange Act within the time frames set forth above.
If a stockholder who has properly notified us of their intention to present a proposal at an annual meeting of stockholders does not appear to present their proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Recommendation and Nomination of Director Candidates
Holders of our common and Series E preferred stock may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to secretary@hingehealth.com. In recommending candidates for nomination, the Nominating and Corporate Governance Committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates.
In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under the section titled “—Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws
A copy of our Bylaws is available on our website at ir.hingehealth.com and via the SEC’s website at www.sec.gov. You may also obtain a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates by sending a written request to our Investor Relations team at ir@hingehealth.com.

OTHER MATTERS AND ADDITIONAL INFORMATION
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2025.
Available Information
Our financial statements for the year ended December 31, 2025 are included in our Annual Report, which we provide to our stockholders at the same time as this Proxy Statement. Our Annual Report and this Proxy Statement are also available on our Investor Relations website at ir.hingehealth.com, by clicking “SEC Filings” in the “Financials” dropdown list. A copy of our Annual Report, including the financial statements, and Proxy Statement are available without charge upon request to Broadridge by contacting them either via (1) www.proxyvote.com, (2) 1-800-579-1639, or (3) sendmaterial@proxyvote.com. A copy of this Proxy Statement and our Annual Report will also be available via the SEC’s website at www.sec.gov.
Implications of Being an “Emerging Growth Company”
We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012, and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the company’s executive compensation arrangements and no requirement to have non-binding advisory votes on executive compensation.
*  *  *
The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
By Order of the Board of Directors,
Daniel A. Perez
Chief Executive Officer and Co-Founder

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HNGE2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90198-P47874

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

HINGE HEALTH, INC.

	For All	Withhold All	For All Except
The Board of Directors recommends you vote FOR ALL the following:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Class I Directors

Nominees:

01) Teddie Wardi
02) Tyler Sloat

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Proxy Statement and Form 10-K are available at www.proxyvote.com.

V90199-P47874

HINGE HEALTH, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 3, 2026 9:00 AM PT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoint(s) Daniel Perez and James Budge, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of HINGE HEALTH, INC. that the Stockholders is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Pacific Time, on Wednesday, June 3, 2026, virtually at www.virtualshareholdermeeting.com/HNGE2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side